SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 2, 1998
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                          NACT Telecommunications, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                 000-22017                87-0378662
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(State or other jurisdiction        (Commission           (IRS Employer
  of incorporation)                 File Number)        Identification No.)


                     191 West 5200 North, Provo, Utah 84604
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (801) 802-3000


                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.

         On January 2, 1998, NACT Telecommunications, Inc. (the "Company") publicly disseminated a news release, announcing that World Access, Inc. (Nasdaq: WAXS) would buy a 55% interest in the Company from the Company's current majority owner, GST Telecommunications, Inc. (AMEX: GST).

         For additional information concerning the transaction, reference is made to the news release and the Stock Purchase Agreement which are incorporated herein by reference and are attached hereto as exhibits 99.1 and 99.2, respectively.

Item 7.     Financial Statements, Pro Forma Financial
            Information and Exhibits.
            -----------------------------------------

(c)      Exhibits.

99.1        News Release of NACT Telecommunications, Inc. dated January 2, 1998.

99.2        Stock Purchase Agreement dated December 31, 1997.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           NACT TELECOMMUNICATIONS, INC.


                                           By: /s/ Eric F. Gurr
                                               -------------------------------
                                               Eric F. Gurr
                                               Chief Financial Officer

DATE:  January 6, 1998


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
EXHIBIT INDEX                                                      Page No.
                                                                   --------

99.1        News Release of NACT Telecommunications,
            Inc. dated January 2, 1998.

99.2        Stock Purchase Agreement dated
            December 31, 1997.









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